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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): Aug. 13, 2002
                                                          -------------


                            MOORE CORPORATION LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



  Canada                        1-8014                        98-0154502
---------------              -----------                      ----------
(State or Other              (Commission                    (IRS Employer
Jurisdiction of              File Number)                   Identification
Incorporation)                                                 Number)




6100 Vipond Drive
Mississauga, Ontario, Canada                                  L5T 2X1
---------------------------------------                     -----------
(Address of Principal Executive Office)                     (Zip Code)



                                905-362-3100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




                         40 King Street West, Suite 3501
                 Toronto, Ontario, Canada M5H 3Y2
          -------------------------------------------------------------
          (Former Name or former address, if changed since last report)






                       Exhibit Index is located on Page 4



                                  Page 1 of 6
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ITEM 9.  Regulation FD Disclosure.

     Attached hereto as Exhibits 99.1 and 99.2 are the 18 U.S.C. Section 1350 certifications of Robert G. Burton, Chairman, President and Chief Executive Officer and Mark S. Hiltwein, Executive Vice President, Chief Financial Officer relating to the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.







































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   MOORE CORPORATION LIMITED



Date: August 13, 2002                  By: Jennifer O. Estabrook
                                           ---------------------
                                       Name:  Jennifer O. Estabrook
                                       Title: Senior Vice President,
                                              General Counsel and Assistant
                                              Secretary
























                                  Page 3 of 6
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                                  EXHIBIT INDEX

                           Current Report On Form 8-K
                              Dated August 13, 2002


Exhibit
No.                                                  Page
---                                                  ----
99.1                                                   5
99.2                                                   6




















                                  Page 4 of 6